Exhibit 32.2

SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report (the “Report”) of Pluristem Therapeutics Inc. (the “Company”) on Form 10-QSB for the quarter ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Yaky Yany, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2008	By: /s/ Yaky Yanay
Yaky Yanay
Chief Financial Officer